UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2018

Ladenburg Thalmann Financial Services Inc.

(Exact name of registrant as specified in its charter)

Florida	001-15799	65-0701248
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Boulevard, 12th Floor Miami, Florida	33137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 572-4100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

On June 22, 2018, Ladenburg Thalmann Financial Services Inc. (the “Company”) entered into a Note Distribution Agreement (the “Distribution Agreement”) with Ladenburg Thalmann & Co. Inc., as representative of the agents named therein (the “Agents”), and a wholly-owned subsidiary of the Company, under which the Company may offer and sell, from time to time, up to an aggregate principal amount of $25,000,000 (the “Placement Notes”) of its 7.00% Senior Notes due 2028 (the “Notes”).

Sales of the Placement Notes, if any, pursuant to the Distribution Agreement may be made in transactions involving an offering of the Placement Notes into an existing trading market for the Company’s outstanding Notes at other than a fixed price, pursuant to Rule 415 under the Securities Act of 1933, as amended. The Company’s Notes currently trade on the NYSE American under the symbol “LTSF.”

The Agents are not required to sell any specific number of the Placement Notes, but the Agents will make all sales using commercially reasonable efforts consistent with the Agents’ normal trading and sales practices on mutually agreed terms between the Agents and the Company. Under the Distribution Agreement, the Agents will be entitled to compensation of up to 2.0% of the gross proceeds of all Placement Notes sold through the Agents.

The Placement Notes sold pursuant to the Distribution Agreement will be issued pursuant to a prospectus dated April 27, 2017, as supplemented by a prospectus supplement, dated June 22, 2018, in each case filed with the Securities and Exchange Commission (the “Commission”), pursuant to the Company’s effective Registration Statement on Form S-3 (File No. 333-216733) (the “Registration Statement”), which was declared effective by the Commission on April 27, 2017. The Placement Notes will be issued under the Indenture, dated as of November 21, 2017 (the “Base Indenture”), as supplemented by the Second Supplemental Indenture, dated as of May 30, 2018 (the “Second Supplemental Indenture,” and, together with the Base Indenture, the “Indenture”), each between the Company and U.S. Bank, National Association, as trustee.

The Placement Notes that the Company may offer and sell will constitute a further issuance of and are fungible with the $40,000,000 in aggregate principal amount of Notes that the Company issued on May 30, 2018 and the $1,412,375 in aggregate principal amount of Notes that the Company issued on June 22, 2018, as discussed below (collectively, the “Initial Notes”), respectively, and form a single series of debt securities with the Initial Notes. The Placement Notes will have terms identical to the Initial Notes, and will have the same CUSIP number as, and will be fungible and vote together with, the Initial Notes, immediately upon issuance.

Interest on the Placement Notes will accrue from the most recent interest payment date immediately preceding the date of issuance of the Placement Notes, unless the Placement Notes are issued after the record dates noted below, but prior to the interest payment date immediately following such record date, in which case the Placement Notes will not begin to accrue interest until the interest payment date immediately following such record date. The interest payable on each interest payment date will be paid only to holders of record of the Placement Notes at the close of business on March 15, June 15, September 15 and December 15 of each year, as the case may be, and will be paid quarterly in arrears on March 31, June 30, September 30 and December 31 of each year.

The Base Indenture, Second Supplemental Indenture and the Notes are further described in the Company’s Current Report on Form 8-K, filed with the Commission on May 30, 2018. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full texts of the Base Indenture, Second Supplemental Indenture and form of Note. The Base Indenture, Second Supplemental Indenture and the form of Note are incorporated by reference as exhibits to this Form 8-K and are incorporated by reference herein and in the Registration Statement.

The foregoing description of the Distribution Agreement is not complete and is qualified in its entirety by reference to the text of the Distribution Agreement included as Exhibit 1.1 hereto and incorporated by reference herein and in the Registration Statement.

Attached as Exhibit 5.1 to this Current Report on Form 8-K and incorporated by reference herein and in the Registration Statement is a copy of the opinion of Holland & Knight LLP relating to the validity of the Placement Notes.

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Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Placement Notes, the Base Indenture and the Second Supplemental Indenture set forth in Item 1.01 is incorporated herein by reference.

In addition, as previously disclosed, on May 30, 2018, the Company completed the sale of $40,000,000 in aggregate principal amount of Notes pursuant to an Underwriting Agreement, dated as of May 30, 2018, between the Company and Ladenburg Thalmann & Co. Inc., as representative (the “Representative”) of the underwriters named in Schedule A thereto (the “Underwriters”). The Company granted the Underwriters the option (the “Option”) to purchase from the Company up to an additional $6,000,000 in aggregate principal amount of the Notes to cover overallotments (the “Option Notes”).

On June 20, 2018, the Representative gave notice on behalf of the Underwriters of the Underwriters’ partial exercise of the Option, indicating the Underwriters’ desire to purchase $1,412,375 in aggregate principal amount of the Option Notes (the “Partial Option Note Exercise”). On June 22, 2018, the Company completed the sale of $1,412,375 in aggregate principal amount of Option Notes, resulting in net proceeds of approximately $1,355,880 after deducting underwriting discounts and commissions, but before expenses.

The Notes purchased pursuant to the Partial Option Note Exercise were issued pursuant to the Base Indenture and Second Supplemental Indenture.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Note Distribution Agreement, dated as of June 22, 2018, between the Company and Ladenburg Thalmann & Co. Inc., as representative of the sales agents named therein.

4.1	Indenture, dated as of November 21, 2017, between the Company and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on November 21, 2017).

4.2	Second Supplemental Indenture, dated as of May 30, 2018, between the Company and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on May 30, 2018).

4.3	Form of 7.00% Senior Note due 2028 (included as Exhibit A to Exhibit 4.2 above) (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed on May 30, 2018).

5.1	Opinion of Holland & Knight LLP.

23.1	Consent of Holland & Knight LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

23.2	Consent of Egan-Jones Ratings Co.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 22, 2018	LADENBURG THALMANN FINANCIAL SERVICES INC.

	By:	/s/ Brett H. Kaufman
	Name:	Brett H. Kaufman
	Title:	Senior Vice President and Chief Financial Officer